Filed Pursuant to Rule 497(e)
File No. 333-179562; 811-22668
AlphaClone Alternative Alpha ETF
(the “Fund”)

November 12, 2014

Supplement to the
Summary Prospectus dated July 31, 2014

Effective immediately, Denise M. Krisko no longer serves as a portfolio manager to the Fund, and all references to Ms. Krisko in the Fund’s Summary Prospectus are deleted in their entirety.

Also effective immediately, Justin V. Lowry and Sean P. Reichert will serve as portfolio managers for the Fund.

The following information replaces the “Portfolio Manager” section on page 4 of the Summary Prospectus:

Portfolio Managers.  Justin V. Lowry and Sean P. Reichert, both Portfolio Managers for IMS, have had primary responsibility for the day-to-day management of the Fund since November 2014.

Please retain this Supplement with your Summary Prospectus.

AlphaClone Alternative Alpha ETF
(the “Fund”)
a series of ETF Series Solutions

November 12, 2014

Supplement to the
Prospectus and Statement of Additional Information
dated July 31, 2014

Effective immediately, Denise M. Krisko no longer serves as a portfolio manager to the Fund, and all references to Ms. Krisko in the Fund’s Prospectus and Statement of Additional Information (“SAI”) are deleted in their entirety.

Also effective immediately, Justin V. Lowry and Sean P. Reichert will serve as portfolio managers for the Fund.

The following information replaces the “Portfolio Manager” section on page 6 of the Prospectus:

Portfolio Managers

Justin V. Lowry and Sean P. Reichert, both Portfolio Managers for IMS, have had primary responsibility for the day-to-day management of the Fund since November 2014.

The following information replaces the “Portfolio Manager” section on page 12 of the Prospectus:

Portfolio Managers

Justin V. Lowry is a portfolio manager with IMS and has been with the firm since its founding in 2009. He has six years of experience in the investment management industry, and currently manages and trades products with nearly $2.5 billion in total fund assets.  Mr. Lowry has also worked to create and develop customized indexes that have been developed into exchange traded products.  Mr. Lowry graduated with a B.S. in Business Management from St. Joseph’s University.

Sean P. Reichert is a portfolio manager with IMS and has been with the firm since 2009. He currently manages products with nearly $2.5 billion in total fund assets and facilitates the trading, as well as the cash and tax management for such accounts. Prior to joining IMS, Mr. Reichert worked as an investment consultant for VTL Associates, the parent company of IMS, where he focused on creating asset allocation models for institutional investors.  He also worked in the Public Finance department at Janney Montgomery Scott, a regional investment bank.  Mr. Reichert graduated with a B.S. in Economics with a concentration in Finance from The Wharton School of The University of Pennsylvania.  He is currently a Level II CFA candidate.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of shares in the Fund.

[continued on the following page]

The following information replaces the “Portfolio Manager” section on page 25 of the SAI:

PORTFOLIO MANAGERS

This section includes information about the Fund’s portfolio managers, including information about other accounts they manage, the dollar range of shares they own and how they are compensated.

COMPENSATION

Justin V. Lowry and Sean P. Reichert are the portfolio managers for the Fund. The Fund’s portfolio managers each receive a fixed base salary and discretionary bonuses that are not tied to the performance of the Fund. They may also make voluntary contributions to a defined contribution retirement plan.

SHARES OWNED BY PORTFOLIO MANAGER

As of March 31, 2014, the portfolio managers did not own Shares of the Fund.

OTHER ACCOUNTS

In addition to the series of the Trust, the portfolio managers co-manage the following other accounts as of September 30, 2014, none of which are subject to a performance based fee:

Type of Accounts	Number of Accounts	Total Assets
Registered Investment Companies	18	$1.9 billion
Other Pooled Investment Vehicles	3	$592 million
Other Accounts	0	$0

CONFLICTS OF INTEREST

The portfolio managers’ management of “other accounts” is not expected to give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The Sub-Adviser does not expect there to be any conflicts arising from the management of other accounts. No account has a performance based fee.

Please retain this Supplement with your Prospectus and SAI.